Exhibit 10.2

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SECURITIES.

WARRANT CERTIFICATE
OF
IONATRON, INC.

Warrant to Purchase _________ Shares of Common Stock
Par value $0.001 per share
Date as of August __, 2006

This Warrant Certificate certifies that ____________ or its registered assigns (the "Holder"), is the registered holder of Warrants to purchase, at any time from August __, 2006 until 5:00 P.M., New York local time on August __, 2011 (the "Expiration Date"), up to __________ fully paid and nonassessable shares, subject to adjustment in accordance with Section 5 hereof (the "Warrant Shares"), of common stock, par value $0.001 per share (the Common Stock”) of Ionatron, Inc., a Delaware Corporation (the “Company”) at the exercise price per Warrant Share, and in the manner and subject to the conditions and adjustments, hereinafter provided.

1.  Exercise of Warrant.

1.1  Cash Exercise. The Warrants represented by this Warrant Certificate are each initially exercisable to purchase one Warrant Share at a price of $9.15 per Warrant Share payable in cash or by check to the order of the Company, or any combination thereof, subject to adjustment as provided in Section 5 hereof. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase and Representations and Warranties duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased by wire transfer or certified or bank check, at the Company's principal offices (currently located at 3716 E. Columbia Street, Tucson, Arizona 85714), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder, in whole at any time or in part from time to time (but not as to fractional Warrant Shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender to the Company and shall execute and deliver a new Warrant Certificate of like tenor and date for the balance of the Warrant Shares purchasable hereunder.

1.2  Cashless Exercise. In lieu of exercising this Warrant in accordance with Section 1(a) hereof, at any time after ___________, 2007 and on or prior to the Expiration Date, if and only if the Company does not have an effective registration statement filed with the Securities and Exchange Commission covering the Warrant Shares, the Holder may, at the Holder's option, exchange, in whole at any time or in part from time to time, the Warrants represented by this Warrant Certificate (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 1.2, by surrendering this Warrant Certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating the Holder's intent to effect such exchange, the number of Warrants to be so exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). The Notice of Exchange may be delivered to the Company via facsimile, provided that the Warrant Certificate is received by the Company no later than one (1) business day following the date on which the Notice of Exchange was received by the Company. Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor representing Warrants which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder. In connection with any Warrant Exchange, the Holder shall be entitled to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) which equals (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Share Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (a) the product of the Total Share Number and the existing Exercise Price (as hereinafter defined) per Warrant Share by (b) the Market Price (as hereinafter defined) of the Common Shares on the Exchange Date. "Market Price" at any date shall be deemed to be average of the last sale price of the Common Shares for the ten (10) consecutive trading days ending on the day prior to the date of determination as officially reported by the principal securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not so listed, as reported in the NASDAQ National Market System, or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the last sale price as furnished by (i) NASD Regulation, Inc. through NASDAQ, (ii) a similar organization if NASDAQ is no longer reporting such information, or, (iii) an inter-dealer quotation system or the “pink sheets” which provides such information if the Common Shares are not traded on NASDAQ or a similar organization or, (d) if the Common Shares are not traded on NASDAQ, a similar organization or an inter-dealer quotation system or the “pink sheets,” the fair market value of the Common Shares, as determined in good faith by resolution of the directors (other than a designee of the holders of the Notes) of the Company adopted within five business days after the Holder exercised the Warrant, as of the date of the Warrant Exchange.

2.  Issuance of Warrant Shares. Upon the exercise of all or part of the Warrants, the issuance of certificates for the Warrant Shares purchased shall be made within three days after (i) the issuance of the Warrant and payment of the Exercise Price in accordance with Section 1.1 or (ii) the Exchange Date, as the case may be without charge to the Holder, including, without limitation, for any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3.  Investment Representation and Legend. The Holder, by his acceptance hereof, covenants and agrees that the Warrants have been acquired for the Holder’s own account and not with a view to the distribution thereof. In addition, the Company may require the Holder, as a condition to the exercise of the Warrants, to (i) give reasonable written assurance satisfactory to the Company that the Warrant Shares are being acquired for the Holder's own account, for investment only, with no view to the distribution of same in violation of the Securities Act, and that any subsequent resale of any such Warrant Shares either shall be made pursuant to a registration statement under the Securities Act which has become effective and is current with regard to the Warrant Shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and (ii) deliver to the Company an opinion of counsel satisfactory to the Company that the Warrant Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder. Unless and until registered under the Securities Act, any Warrant Certificates issued pursuant hereto and, upon exercise of the Warrants, in part or in whole, any certificates representing the Warrant Shares so purchased shall bear a legend substantially similar to the legend set forth on the facing page of this Warrant Certificate. Without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

4.  Exercise Price. The exercise price of each Warrant is $9.15 per Warrant Share, subject to adjustment as set forth in Section 5 below (the "Exercise Price").

5.  Adjustments of Exercise Price and Number of Warrant Shares.

5.1  Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

5.2  Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price and rounding the quotient so obtained to the next highest integer.

5.3  Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance of the property of the Company as an entirety to another corporation, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Warrant Shares underlying the Warrants immediately prior to any such event.

6.  Exchange and Replacement of Warrant Certificate. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder hereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, and reimbursement to the Company of all reasonable out-of-pocket expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu hereof.

7.  Fractional Warrant Shares. No fractional Warrant Shares will be issued upon the exercise of the Warrants. As to any fraction of a Warrant Share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder the cash value thereof based on the Market Price of the Common Stock on the date such fractional share would otherwise be issuable.

8.  Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of Warrant Shares as shall be issuable upon the exercise thereof. The Company represents, warrants and covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

9.  Rights Prior to Exercise of Warrants. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(a)   the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)   the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

(c)   a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

(d)   the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least ten (10) business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

10.  Warrant Register. The Company shall register this Warrant, upon warrants marketed by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may claim and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual written notice from the Holder to the contrary.

11.  Notices. All notices, requests, consents and other communi-cations hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a)   If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

(b)   If to the Company, to the address set forth in Section 1 above or to such other address as the Company may designate by notice to the Holder.

12.        Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13.       Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the Holder shall be entitled to payment by the Company of all costs incurred in enforcement of this Warrant, including, without limitation, reasonable attorneys’ fees and expenses.

14.  Governing Law. This Warrant Certificate and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution or validity, the obligations provided herein or the performance hereof shall be governed or interpreted according to the laws of the State of Delaware without regard to its conflicts of laws provisions.

-Signature Page Follows-

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal on the date first written above.

IONATRON, INC.

By: _____________________________
Name:
Title:
Dated:
August , 2006

[FORM OF ELECTION TO PURCHASE]

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ shares of Common Stock and herewith tenders (i) in payment for such shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of Ionatron, Inc. the amount of $ _____, all in accordance with the terms hereof or (ii) warrants to purchase ___ shares of Common Stock, based on the Market Price of the Common Stock of $______ on the Exchange Date [complete clause (i) or (ii) as appropriate]. The undersigned requests that a certificate for such shares be registered in the name of ___________________, whose address is ________________________________
_____________________________, And that such Certificate be delivered to ______________________, whose address is ____________________________________________________________________________

Dated:     Signature: ______________________________________
(Signature must conform in all respects to name
of holder as specified on the face of the Warrant
Certificate.)

________________________________

________________________________
(Insert Social Security or other
Identifying Number of Holder)

REPRESENTATIONS AND WARRANTIES

The undersigned Holder, in connection with the exercise of this Warrant, hereby represents and warrants to Ionatron, Inc. (the "Company") as follows:

(a)   The Holder is acquiring the Warrant Shares for his own account, for invest-ment purposes only and not with a view towards or in connection with public sale or distribution thereof. The Warrant Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with the applica-ble securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required and such compliance has been obtained. The Company may affix an appropriate legend restricting transfer of the Warrant Shares under the Act to any certificate(s) representing the Warrant Shares to reflect the foregoing in accordance with the Subscription Agreement dated August , 2006 by and among the Holder and the Company.

(b)   The Holder understands that the Warrant Shares are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and “blue sky” laws, and that the Company is relying upon the accuracy of, and the compliance by the Holder with his representations and warranties set forth in this letter, in determining the availability of such exemption and the eligibility of the Holder to acquire the Warrant Shares.

(c)   The Holder acknowledges that he has had access to the reports and other documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and that he has been given an opportunity to ask questions of, and to receive answers from, the Company’s management personnel concerning the Company’s business and the Warrant Shares. The Holder has been provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by the Holder to enable him to make an informed investment decision with respect to the acquisition of the Warrant Shares. The Holder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company’s securities.

(d)   The Holder is, and upon exercise of the Warrant will be experienced in making investments of the kind represented by the Warrant Shares, and (iii) capable, by reason of his business and financial experience, of evaluating the relative merits and risks of an investment in the Warrant Shares.

(e)   The Holder understands that an investment in the Warrant Shares involves a high degree of risk, and has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. The Holder has adequate means for providing for his current financial requirements and has no need for liquidity with respect to this investment.

(f)   The Holder agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, cost and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

HOLDER:
____________________________

Date:_______________   Signature:
____________________________
Name:
Title:
Address:

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder
Desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED __________________________________________

Hereby sells, assigns and transfers unto

____________________________________________________________________________
(Please prints name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:     Signature: _______________________________________

Signature must conform in all respects to name of
holder as specified on the face of the Warrant
Certificate)

 _______________________________________

 _______________________________________
(Insert Social Security or other
Identifying Number of Holder)

________________________________

________________________________
(Insert Social Security or other
Identifying Number of Assignee)